SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.
                                  20549


                                 Form 8-K



          Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report      August 13, 1996



               Registrant;
Commission     State of Incorporation          IRS Employer
File No.       Address and Telephone No.     Identification No.


1-9760         Atlantic Energy, Inc.              22-2871471
               (New Jersey)
               6801 Black Horse Pike
               Egg Harbor Township, NJ 08234
               (609) 645-4500

Item 5.   Other Events.

     Reference is made to the press release of Atlantic Energy, Inc. (AEI) and Delmarva Power & Company Company, a copy of which is attached hereto as Exhibit 99, announcing each has signed a definitive agreement to merge in a tax-free, stock-for-stock transaction resulting in a new holding company.



Item 7.  Financial Statements and Exhibits

Exhibit
Number

 99    AEI and Delmarva Power & Light Company press release
          dated August 12, 1996.


        ***********************************************************


                         SIGNATURE

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Atlantic Energy, Inc.
                      Atlantic City Electric Company
                               (Registrant)

                     By:    /s/ L. M. Walters
                                L. M. Walters
                    Treasurer of Atlantic Energy, Inc.



Date: August 13, 1996